Exhibit 99.22

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-M

KEY PERFORMANCE FACTORS
NOVEMBER, 1997



        Expected B Maturity                                       12/15/06


        Blended Coupon                                          6.0534%



        Excess Protection Level
          3 Month Average  4.94%
          November, 1997  4.76%
          October, 1997  5.32%
          September, 1997  4.72%


        Cash Yield                                  17.42%


        Investor Charge Offs                        5.01%


        Base Rate                                   7.65%


        Over 35 Day Delinquency                     4.98%


        Seller's Interest                           11.93%


        Total Payment Rate                          12.41%


        Total Principal Balance                     $ 31,670,462,473.51


        Investor Participation Amount               $ 500,000,000.00


        Seller Participation Amount                 $ 3,779,127,955.02